Filed pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy Japan Fund

Investor Class HJPNX| Institutional Class HJPIX

July 7, 2023

Supplement to the Summary Prospectus dated February 28, 2023

Effective as of June 30, 2023, Yu Shimizu is no longer a Portfolio Manager of the Hennessy Japan Fund. Effective as of July 5, 2023, Angus Lee and Kohei Matsui have been added as Portfolio Managers of the Hennessy Japan Fund. As a result, the “Portfolio Managers” section of the prospectus is replaced in its entirety as follows:

Portfolio Managers

Masakazu Takeda, CFA and CMA, Angus Lee, and Kohei Matsui are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Takeda has served as a Portfolio Manager of the Fund since November 2006. Messrs. Lee and Matsui have each served as a Portfolio Manager of the Fund since July 2023.

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